GRANT OF SECURITY INTEREST IN
                        PATENTS, TRADEMARKS AND LICENSES

THIS GRANT OF SECURITY INTEREST IN PATENTS, TRADEMARKS AND LICENSES (herein the "Agreement") made as of this 13 day of December, 1995, by Peerless Chain Company (herein "PCC") and Peerless Chain of Iowa, Inc. (herein "PCII", PCC and PCII may be referred to herein individually as a "Company" and collectively as the "Companies"), each with its principal place of business at 1416 E. Sanburn Street, Winona, MN 55987-5349, and The CIT Group/Business Credit, Inc., a New York corporation, with offices at Ten South LaSalle Street, Chicago, IL 60603 (herein "CITBC").


                               W I T N E S E T H:


WHEREAS, the Companies and CITBC are parties to a certain Financing Agreement of even date herewith, as the same may be amended from time to time (herein the "Financing Agreement"), which Financing Agreement provides (i) for CITBC to make certain loans, advances and extensions of credit, all to or for the account of the Companies and (ii) for the grant by the Companies to CITBC of a security interest in certain of the Companies' assets, including, without limitation, its patents, patent applications and/or registrations, trademarks, trademark applications and/or registrations, tradenames, goodwill and licenses, all as more fully set forth therein;

NOW THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sumiciency of which is hereby acknowledged, the Companies agree as follows:

1 Definitions. Capitalized terms used herein and defined in the Financing Agreement shall have the meanings set forth therein unless otherwise specifically defined herein.

2. Grant of Security Interest. To secure the payment of the "Obligations" (as defined in the Financing Agreement), each of the Companies hereby grants to CITBC a security interest, effective immediately, in all of their right, title and interest in and to all of the following described property, whether now owned or hereafter acquired (collectively herein the "Intellectual Property Collateral"):


         (i) Patents and patent applications and/or registrations together with the inventions and improvements described and claimed therein including, without limitation, the patents and applications, if any, listed on Schedule A, attached hereto and made a part hereof, and any and all reissues and renewals thereof and all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Patent Collateral");

         (ii) Trademarks, trademark registrations and/or applications and tradenames including, without limitation, the trademarks and applications, if any, listed on Schedule B attached hereto and made a part hereof, and any and all reissues and/or renewals thereof, and all income, royalties, damages and payments now and hereafter due and/or payable in connection therewith including, without limitation, damages and payments for past or future infringements thereof (all of the foregoing are sometimes hereinafter individually and/or collectively referred to as the "Trademark Collateral");

         (iii) Any license agreement in which the Companies are or become licensed to use any patents and/or trademarks owned by a third party including, without limitation, the licenses, if any, listed on Schedule C attached hereto and made a part hereof (all of the foregoing are sometimes referred to herein individually and/or collectively as the "License
                  Collateral");

         (iv) The goodwill of the Companies'business connected with and symbolized by the Intellectual Property Collateral; and

         (v)      All cash and non-cash proceeds of the foregoing.

3. CITBC's Rights. Upon the occurrence of any Event of Default hereunder, CITBC shall have all the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable state or federal laws. CITBC will give the Companies reasonable notice of the time and place of any public sale of the Intellectual Property Collateral or the time after which any private sale of the Intellectual Property Collateral or any other intended disposition thereof is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid to the address of the Companies' set forth above at least ten (10) days before the date of such sale or disposition. In addition to the foregoing and all other rights and remedies of CITBC upon the occurrence of any Event of Default hereunder, CITBC shall thereupon have the immediate right to transfer to itself or to sell, assign and transfer to any other person all right, title and interest in and to all or any part of the Intellectual Property Collateral. A formal irrevocable power of attorney (in the form annexed hereto) is being executed and delivered by the Companies to CITBC concurrently with this Agreement to enable such rights to be carried out. Each of the Companies agrees that, in the event CITBC exercises its rights hereunder and/or pursuant to said power of attorney in accordance with its terms, after written notification of such exercise from CITBC to the Companies, the Companies shall never thereafter, without the prior written authorization of the owner or owners of such Intellectual Property Collateral, use any of such Intellectual Property Collateral. The condition of the foregoing provision is such that unless and until there occurs an Event of Default under this Agreement, the Companies shall continue to own and use the Intellectual Property Collateral in the normal course of their business and to enjoy the benefits, royalties and profits therefrom provided, however, that from and after the occurrence of an Event of Default such right will, upon the exercise by CITBC of the rights provided by this Agreement, be revoked and the right of the Companies to enjoy the uses, benefits, royalties and profits of said Intellectual Property Collateral will wholly cease, whereupon CITBC or its transferee(s) shall be entitled to all of the Companies' right, title and interest in and to the Intellectual Property Collateral hereby so assigned. This Agreement will not operate to place upon CITBC any duty or responsibility to maintain the Intellectual Property Collateral.

4. Fees. The Companies will jointly and severally pay all filing fees with respect to the security interest created hereby which CITBC may deem necessary or advisable in order to perfect and maintain the perfection of its security interest in the Intellectual Property Collateral.

5. Representations and Warranties. Each of the Companies represents and warrants, that it lawfully possess and own the Intellectual Property Collateral as indicated on the attached Schedules and that except for the security interest granted hereby and Permitted Encumbrances (as defined in the Financing Agreement), the Intellectual Property Collateral will be kept free from all liens, security interests, claims and encumbrances whatsoever; that the Companies have not made or given any prior assignments, transfers or security interests in the Intellectual Property Collateral or any of the proceeds thereof; that the Intellectual Property Collateral is and will continue to be, in all respects, in full force and effect; and that there are no known infringements of the Intellectual Property Collateral.

6. Application of Proceeds. The proceeds of any sale, transfer or disposition of the Intellectual Property Collateral shall be applied first to all costs, including, but not limited to, reasonable attorneys' fees and expenses and court costs, incurred by CITBC in connection with such sole and the exercise of CITBC's rights and remedies hereunder and under the Financing Agreement; next, such proceeds shall be applied to the payment, in whole or in part, of the Obligations due CITBC in such order as CITBC may elect; and the balance, if any, shall be paid to the Companies or as a court of competent jurisdiction may direct.

7. Defense of Claims. The Companies will defend at their own cost and expense any action, claim or proceeding affecting the Intellectual Property Collateral or the interest of CITBC therein. The Companies agree to jointly and severally reimburse CITBC for all costs and expenses incurred by CITBC in defending any such action, claim or proceeding.

8. Rights Cumulative. This Agreement shall be in addition to the Financing Agreement and shall not be deemed to affect, modify or limit the Financing Agreement or any rights that CITBC has under the Financing Agreement. The Companies agree to execute and deliver to CITBC (at the Companies' expense) any further documentation or papers necessary to carry out the intent or purpose of this Agreement including, but not limited to, financing statements under the Uniform Commercial Code.

9. Construction and Invalidity. Any provisions hereof contrary to, prohibited by or invalid under any laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof.

10. CHOICE OF LAW. EACH OF THE COMPANIES AGREES THAT THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS. THIS AGREEMENT TOGETHER WITH THE FINANCING AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE COMPANIES AND CITBC WITH RESPECT TO THE INTELLECTUAL PROPERTY COLLATERAL, CAN ONLY BE CHANGED OR MODIFIED IN WRITING AND SHALL BIND AND BENEFIT THE COMPANIES, CITBC AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. EACH OF THE COMPANIES AND CITBC EACH HEREBY EXPRESSLY WAIVES ANY RIGHT OF TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER.

11. Events of Default. Any of the following constitutes an Event of Default under this Agreement:

         (i) The Companies, or any one of them, fail to perform or observe any agreement, covenant or condition required under this Agreement;

         (ii) Any warranty or representation made by Companies, or any one of them, in this Agreement shall be or becomeg false or misleading in any material respect; or

         (iii) The occurrence of any Event of Default under the Financing Agreement which is not waived in writing by CITBC.

12. Notices. Each of the Companies covenant and agree that, with respect to the Intellectual Property Collateral, they will give CITBC written notice in the manner provided in the Financing Agreement of:

         (i) any claim by a third party that the Companies have infringed on the rights of a third party;

         (ii) any suspected infringement by a third party on the rights of the Companies; or

         (iii) any Intellectual Property Collateral created, arising or acquired by the Companies after the date hereof.

13. Further Assurances. The Companies will take any such action as CITBC may reasonably require to further confirm or protect CITBC's rights under this Agreement in the Intellectual Property Collateral. In furtherance thereof, each of the Companies hereby grants to CITBC a power of attorney coupled with an interest which shall be irrevocable during the term of this Agreement to execute any documentation or take any action in the Companies' behalf required to effectuate the terms, provisions and conditions of this Agreement.


14. Termination. This Agreement shall terminate upon termination of the Financing Agreement and full, final and indefeasible payment of all Obligations of the Companies thereunder. Upon the Companies' request, CITBC shall within a reasonable time after any such termination execute and deliver to the Companies (at the Companies' expense) such documents and instruments as are reasonably necessary to evidence such termination and release of the security interest granted herein on any applicable public record.




         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the 13 day of December, 1995.

                                           PEERLESS CHAIN COMPANY


                                           By: William H. Spell
                                           Title: Chairman

                                           PEERLESS CHAIN OF IOWA, INC.


                                           By: William H. Spell
                                           Title: Chairman

Agreed and Accepted this
13 day of December, 1995

THE CIT GROUP/BUSINESS CREDIT, INC.



By Michael Egan
Title  Vice President





                          IRREVOCABLE POWER OF ATTORNEY


Peerless Chain Company (herein "PCC") and Peerless Chain of Iowa, Inc. (herein "PCII", PCC and PCII may be referred to herein individually as a "Company" and collectively as the "Companies") with offices at 1416 E. Sanburn Street, Winona, MN 55987-5549, hereby grant to The CIT Group/Business Credit, Inc., a New York corporation, with offices at 10 South LaSalle Street, Chicago, IL 60603 (hereinafter referred to as "CITBC"), the exclusive Irrevocable Power of Attorney to transfer to CITBC or to any designee of CITBC all Intellectual Property Collateral listed on the Schedules attached to the Grant of Security Interest in Patents, Trademarks and Licenses (the "Agreement"), dated as of the date hereof, between the Companies and CITBC including, without limitation, all patents, patent applications and/or registrations, trademarks, trademark applications and/or registrations, and licenses together with the goodwill of the business connected with or symbolized by such Intellectual Property Collateral and the Companies' entire inventory of labels and decals bearing any trademarks not affixed to its products, and the right to operate and control, sell, assign, and transfer the business under those trademarks under the following terms and conditions:

         1. The Power of Attorney granted hereunder shall be effective as of the date hereof and shall last for as long as any now existing or hereafter arising indebtedness, liabilities or obligations of the Companies to CITBC are outstanding under the Financing Agreement, dated on or about the date hereof, between the Companies and CITBC.

         2. The Power of Attorney granted herein shall be irrevocable throughout the duration of its life as specified in Paragraph 1 hereinabove;

         3. The Power of Attorney granted herein shall only be exercisable by CITBC after the occurrence of an Event of Default under the Agreement between CITBC and the Companies; and

         4. CITBC shall give the Companies five (5) days prior written notice of the exercise of this power, and the waiver by CITBC of any particular Event of Default as set forth in Paragraph 3 hereinabove shall have no force or effect unless in writing and signed by an authorized officer of CITBC. Even then such waiver shall not constitute or be considered a waiver of any other Event of Default then existing or thereafter arising whether similar or not.

IN WITNESS WHEREOF, the Companies have caused this Power of Attorney to be executed as of the 13 day of December, 1995.

                                           PEERLESS CHAIN COMPANY

                                           By: William H. Spell
                                           Title: Chairman

                                           PEERLESS CHAIN OF IOWA, INC.


                                           By: William H. Spell
                                           Title: Chairman



STATE OF MINNESOTA

COUNTY OF HENNEPIN


         On December 13, 1995, before me, the undersigned, a notary public in and for said State, personally appeared William H. Spell known to me to be the Chairman of the corporations that executed the within instrument, and acknowledged to me that such corporations executed the within instrument pursuant to their by-laws and a resolution of their board of directors.


         WITNESS my hand and official seal.


                                       /s/ Jennifer P. Christman
                                       NOTARY PUBLIC




              SCHEDULE A TO GRANT OF SECURITY INTEREST IN PATENTS,
                             TRADEMARKS AND LICENSES

                                     between

                           PEERLESS CHAIN COMPANY AND
                          PEERLESS CHAIN OF IOWA, INC.
                                       and

                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                  U.S. PATENTS

Title                                                  Patent No.

Traction Cable (cross cable clip)                       5,068,948
Traction Cable (end connector)                          4,825,923
Merchandise Hanger                                      4,801,116
Chain Pak                                               5,293,998


                               PATENT APPLICATION

Title                                                  Patent No.

Reel Display (Continuous Chain Bar Code)               08/285,631





              SCHEDULE B TO GRANT OF SECURITY INTEREST IN PATENTS,
                             TRADEMARKS AND LICENSES


                                     between

                           PEERLESS CHAIN COMPANY AND
                          PEERLESS CHAIN OF IOWA, INC.

                                       and

                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                 U.S. TRADEMARKS

Title or Mark                                  Registration No.

SCAN-PAK                                       74/556,422




              SCHEDULE C TO GRANT OF SECURITY INTEREST IN PATENTS,
                             TRADEMARKS AND LICENSES

                                     between

                             PEERLESS CHAIN COMPANY
                          PEERLESS CHAIN OF IOWA, INC.

                                       and

                       THE CIT GROUP/BUSINESS CREDIT, INC.
                                  U.S. LICENSES

Name                  Registration No.      Registration Date

                                      NONE